SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 25, 2000
                                                         ---------------

                         STANLEY FURNITURE COMPANY, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                     0-14938                          54-1272589
(State or other               (Commission                       (IRS Employer
 jurisdiction of               File Number)                  Identification No.)
 incorporation)


1641 Fairystone Park Highway, Stanleytown, Virginia                  24168
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    (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (540) 627-2000
                                                           --------------



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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         On August 25, 2000, the Registrant issued a press release announcing the Board of Directors authorization to increase the Company's stock repurchase program by an additional $10.0 million. The press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

                  The following exhibits are filed as a part of this report.

99.1     Press release dated August 25, 2000.







                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STANLEY FURNITURE COMPANY, INC.

August 25, 2000                          By: /s/Albert L. Prillaman
---------------                          --------------------------
    Date                                     Albert L. Prillaman
                                             President, Chief Executive Officer,
                                             and Chairman of the Board